UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 27, 2009

ULTICOM, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-30121	22-2050748
State or Other Jurisdiction of Incorporation or Organization	(Commission File Number)	I.R.S. Employer Identification No.

1020 Briggs Road,

Mount Laurel, New Jersey

08054

(Address of Principal Executive Offices)

(Zip Code)

Registrant's telephone number, including area code: (856) 787-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)	Compensatory Arrangements of Certain Officers.

Effective as of April 21, 2009, the exercise prices of outstanding options to purchase 2,982,104 shares of common stock of Ulticom, Inc. (the “Company”) (“Stock Options”) were adjusted in connection with the special cash dividend of $4.58 per share (the “Special  Dividend”) paid by the Company on April 20, 2009. As previously disclosed by the Company in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 2, 2009, as contemplated by its equity compensation plans and recommended by the Compensation Committee, the Board of Directors of the Company approved a decrease in the exercise prices of all outstanding unexercised Stock Options that have been previously awarded to officers, employees and directors of the Company, which prices were to be determined after the distribution of the Special Dividend on April 20, 2009. These prices were not determined until April 27, 2009 to ensure that the new exercise prices would comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”).

The exercise price for all outstanding unexercised Stock Options was reduced by $4.58 per share, except for 60,959 outstanding unexercised Stock Options with an exercise price equal to $3.9723 per share for which the exercise price was reduced to $0.5010 per share in order to preserve their characterization as stock options under the Internal Revenue Code. In each case, to the extent required and applicable, the adjustment of the outstanding unexercised Stock Options was done in a manner intended to comply with Section 409A of the Internal Revenue Code, and provide an equitable adjustment in connection with the Special Dividend. For the 2,921,145 outstanding unexercised Stock Options reduced by $4.58 per share, the weighted average exercise price was reduced from $11.4851 to $6.9051.

The adjustments applied to outstanding unexercised Stock Options to purchase an aggregate of 2,982,104 shares of common stock, of which 754,002 shares related to Stock Options held by executive officers and 67,500 shares related to Stock Options held by directors. The adjustments for outstanding unexercised Stock Options held by the Company’s Chief Executive Officer, Chief Financial Officer and Senior Vice Presidents are summarized below:

	Option Awards
Name, Title and Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Pre-Adjustment Option Exercise Price ($)	Post-Adjustment Option Exercise Price ($)	Option Expiration Date
Shawn Osborne President and Chief Executive Officer
12/29/2005	56,250	18,750	9.8400	5.2600	12/29/2015
7/9/2004	75,000	0	10.8500	6.2700	7/9/2014
6/26/2003	75,000	0	9.7200	5.1400	6/26/2013
6/25/2002	100,000	0	6.5200	1.9400	6/25/2012
3/5/2001	75,000	0	19.5625	14.9825	3/5/2011
4/4/2000	25,000	0	13.0000	8.4200	4/4/2010
Mark Kissman Senior Vice President and Chief Financial Officer
12/29/2005	22,500	7,500	9.8400	5.2600	12/29/2015
7/9/2004	30,000	0	10.8500	6.2700	7/9/2014
6/26/2003	30,000	0	9.7200	5.1400	6/26/2013
12/19/2001	25,000	0	9.3800	4.8000	12/19/2011

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	Option Awards
Name, Title and Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Pre-Adjustment Option Exercise Price ($)	Post-Adjustment Option Exercise Price ($)	Option Expiration Date
James Johnston Senior Vice President – Operations
12/29/2005	15,000	5,000	9.8400	5.2600	12/29/2015
7/9/2004	30,000	0	10.8500	6.2700	7/9/2014
6/26/2003	30,000	0	9.7200	5.1400	6/26/2013
6/25/2002	10,002	0	6.5200	1.9400	6/25/2012
3/5/2001	25,000	0	19.5625	14.9825	3/5/2011
7/10/2000	10,000	0	22.5625	17.9825	7/10/2010
8/2/1999	30,000	0	3.9723	0.5010	8/2/2009
Shila Roohi Senior Vice President – Engineering
12/29/2005	5,625	1,875	9.8400	5.2600	12/29/2015
7/9/2004	10,000	0	10.8500	6.2700	7/9/2014
6/26/2003	15,000	0	9.7200	5.1400	6/26/2013
6/25/2002	16,500	0	6.5200	1.9400	6/25/2012
3/5/2001	10,000	0	19.5625	14.9825	3/5/2011

The adjustments for outstanding unexercised Stock Options held by the Company’s directors are summarized below:

	Option Awards
Name and Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Pre-Adjustment Option Exercise Price ($)	Post-Adjustment Option Exercise Price ($)	Option Expiration Date
Paul Baker
7/9/2004	2,500	0	10.8500	6.2700	7/9/2014
Michael Chill
3/16/2005	5,000	0	11.0700	6.4900	3/16/2015
6/14/2004	15,000	0	10.7350	6.1550	6/14/2014
Ron Hiram
3/16/2005	5,000	0	11.0700	6.4900	3/16/2015
3/12/2004	5,000	0	9.9900	5.4100	3/12/2014
3/17/2003	5,000	0	6.6700	2.0900	3/17/2013
3/13/2002	5,000	0	7.6400	3.0600	3/13/2012
3/7/2001	5,000	0	29.2500	24.6700	3/7/2011
4/4/2000	10,000	0	13.0000	8.4200	4/4/2010
Rex McWilliams
3/16/2005	5,000	0	11.0700	6.4900	3/16/2015
3/7/2001	5,000	0	29.2500	24.6700	3/7/2011

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTICOM, INC.

Date: May 1, 2009	By:	/s/ Mark Kissman
		Name:	Mark Kissman
		Title:	Senior Vice President and Chief Financial Officer